(Multicurrency—Cross Border)

                                                                 ISDA®
                                         International Swap and Derivatives Association, Inc.
                                                           MASTER AGREEMENT

                                                       dated as of July 31, 2007

THE ROYAL BANK OF SCOTLAND PLC                        and   WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS
                                                            INDIVIDUAL CAPACITY BUT SOLELY AS SECURITIES
                                                            ADMINISTRATOR UNDER THE SALE AND SERVICING
                                                            AGREEMENT, ACTING AS AUCTION ADMINISTRATOR ON
                                                            BEHALF OF THE HOLDERS OF THE AUCTION NOTES
...............................                              ..................................................
("Party A")                                                 ("Party B")
have entered and/or anticipate  entering into one or more transactions (each a "Transaction") that are or will be governed  by this Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and the documents
and other confirming   evidence  (each  a  "Confirmation")  exchanged  between  the   parties confirming those
Transactions.

Accordingly, the parties agree as follows:—

1.       Interpretation

(a)      Definitions.  The terms  defined  in Section 14 and in the  Schedule  will have  the meanings therein specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of  the Schedule and the other provisions of this  Master  Agreement,  the Schedule  will  prevail.  In the event  of any inconsistency
between the provisions   of  any  Confirmation  and  this  Master  Agreement  (including   the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are  entered  into in  reliance  on the  fact that this Master
Agreement and all  Confirmations  form a single  agreement  between the  parties  (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)  Each party will make each  payment or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this  Agreement will be made on the due date for value on that  date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant  to this Agreement, in freely transferable funds  and in the manner  customary for payments in the  required currency. Where
         settlement is by   delivery   (that  is,  other  than  by  payment),   such  delivery  will  be  made
         for receipt on   the due date   in  the  manner   customary  for  the  relevant   obligation   unless
         otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each    obligation   of   each   party   under   Section   2(a)(i)   is   subject   to   (1)
         the condition precedent  that no Event of  Default or Potential  Event of Default with respect to the other  party has occurred  and is continuing,  (2) the condition  precedent that no Early Termination
         Date  in respect of the  relevant Transaction has  occurred or been  effectively  designated  and (3)
         each other applicable condition precedent specified in this Agreement.

(b)      Change of  Account.  Either  party may change its  account  for  receiving  a payment  or delivery by giving notice to  the  other  party at  least  five  Local  Business  Days  prior  to the  scheduled  date for
the payment   or delivery to   which  such  change  applies  unless  such  other  party  gives  timely  notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:—

         (i)  in the same currency; and

         (ii) in respect of the same Transaction,

by each party to the other,  then, on such date,  each party's  obligation to make payment of  any such amount will be automatically  satisfied and discharged  and, if the aggregate  amount that would  otherwise have been payable by one party  exceeds  the  aggregate  amount  that  would  otherwise  have been  payable by the other party, replaced  by an  obligation  upon  the  party  by whom  the  larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions  that a net amount will be  determined in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions, regardless of whether such amounts  are  payable  in  respect  of the same  Transaction.  The  election  may be  made in the
Schedule or a  Confirmation  by specifying  that  subparagraph  (ii) above will not apply to  the Transactions identified as being subject to the election,  together with the starting date (in which case subparagraph (ii)
above will not,  or will cease to,  apply to such  Transactions  from such date).  This  election  may be made separately for different  groups of Transactions and will apply separately to each pairing of  Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i)  Gross-Up.   All  payments   under  this   Agreement   will  be  made  without   any deduction or
         withholding for  or on account of any Tax unless such  deduction or  withholding  is  required by any applicable law,  as modified by the practice of any relevant governmental revenue  authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:—

             (1)   promptly notify the other party ("Y") of such requirement;

             (2)   pay to the  relevant  authorities  the  full  amount  required  to be  deducted or withheld
             (including the full  amount  required  to be  deducted  or  withheld  from any  additional amount paid by X to Y under this  Section  2(d))  promptly  upon the  earlier  of  determining that such deduction or withholding  is required  or  receiving  notice  that such amount has  been assessed against Y;

             (3)   promptly  forward to Y an official  receipt (or a certified  copy), or  other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

             (4)   if such Tax is an  Indemnifiable  Tax,  pay to Y, in addition to the payment  to which Y is otherwise entitled under  this Agreement,  such additional amount as is necessary  to ensure that the net amount  actually received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against X or  Y) will  equal  the full  amount Y would  have  received  had no  such deduction or withholding been  required.  However,  X will  not be  required  to pay any  additional amount to
             Y to the extent that it would not be required to be paid but for:—

                     (A)   the   failure  by  Y  to  comply   with  or  perform   any   agreement contained in
                     Section 4(a)(i), 4(a)(iii) or 4(d); or

                     (B)   the  failure  of  a   representation   made  by  Y  pursuant  to  Section  3(f)  to
                     be accurate and  true unless such  failure would not have occurred but for (I) any action taken by a taxing  authority, or  brought  in a court of  competent  jurisdiction,  on or after the date on which a  Transaction is entered into (regardless of whether such action is taken or  brought with  respect to a  party to this Agreement) or (II) a Change in Tax
                     Law.

       (ii)   Liability. If:—

              (1)   X is  required  by any  applicable  law,  as  modified  by the  practice  of  any relevant governmental revenue  authority,  to make any  deduction or  withholding  in respect  of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

              (2)   X does not so deduct or withhold; and

              (3)   a liability resulting from such Tax is assessed directly against X,

       then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability  for interest, but including any related  liability  for  penalties  only if Y has  failed to comply  with  or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)    Default  Interest;  Other  Amounts.  Prior  to the  occurrence  or  effective  designation  of an Early
Termination Date  in respect of the  relevant  Transaction,  a party that  defaults in the  performance of any payment obligation  will,  to  the  extent  permitted  by  law  and  subject  to  Section  6(c),  be  required to pay interest  (before as well  as after judgment) on the overdue amount to the other party on demand in the same currency  as such overdue  amount,  for the  period  from  (and  including)  the  original  due  date for payment to (but  excluding) the  date of actual payment, at the Default Rate. Such interest will be calculated on  the basis of  daily compounding  and the actual  number of days  elapsed.  If, prior to the  occurrence or effective designation  of an Early Termination  Date in respect of the relevant Transaction,  a party defaults in the performance of  any obligation  required to be settled by delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.     Representations

Each party represents to the other party (which  representations  will be deemed to be repeated  by each party
on each date  on  which  a  Transaction  is  entered  into  and,  in  the  case  of  the   representations  in
Section 3(f), at all times until the termination of this Agreement) that:—

(a)    Basic Representations.

       (i)    Status.  It is duly  organised and validly  existing  under the laws of the  jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

       (ii)   Powers.  It has the power to  execute  this  Agreement  and any other  documentation relating to this Agreement  to which it is a party, to deliver this Agreement and any other  documentation relating to this Agreement  that it is required  by this  Agreement  to deliver  and to perform  its obligations under this  Agreement  and any  obligations  it has under any Credit  Support  Document to  which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

       (iii)  No Violation or Conflict.  Such execution,  delivery and performance do not violate or  conflict with any law  applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court  or other agency of government  applicable  to it or any of its assets  or any contractual restriction binding on or affecting it or any of its assets;

       (iv)   Consents.  All  governmental  and other  consents that are required to have been  obtained by it with respect to  this  Agreement  or any  Credit  Support  Document  to which  it is a  party have been obtained and  are in full force and effect and all  conditions of any such consents  have been complied with; and

       (v)    Obligations  Binding.  Its  obligations  under this  Agreement  and any  Credit Support Document to which it is a party constitute its legal, valid and binding  obligations,  enforceable in accordance
       with their respective    terms    (subject   to   applicable    bankruptcy, reorganisation, insolvency,
       moratorium or similar  laws affecting creditors' rights generally and subject, as to enforceability, to
       equitable principles  of  general  application   (regardless  of  whether  enforcement   is sought in a
       proceeding in equity or at law)).

(b)    Absence of Certain  Events.  No Event of Default or  Potential  Event of Default or,  to its knowledge,
Termination Event  with respect to it has occurred and is continuing  and no such event or  circumstance would occur as a  result  of  its  entering  into  or  performing  its  obligations  under  this  Agreement  or  any
Credit Support Document to which it is a party.

(c)    Absence of Litigation.  There is not pending or, to its knowledge,  threatened against it or any of its
Affiliates any action,   suit  or   proceeding   at  law  or  in  equity  or  before  any   court,   tribunal,
governmental body,  agency or official  or any arbitrator  that is likely to affect the legality,  validity or enforceability  against it of  this Agreement or  any Credit  Support  Document  to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)    Accuracy of Specified  Information.  All applicable  information  that is furnished in writing by or on
behalf of it   to  the  other  party  and  is  identified  for  the  purpose  of  this  Section  3(d)  in  the
Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)    Payer Tax  Representation.  Each  representation  specified  in the  Schedule  as being made  by it for the purpose of this Section 3(e) is accurate and true.

(f)    Payee Tax  Representations.  Each  representation  specified  in the  Schedule as being  made by it for the purpose of this Section 3(f) is accurate and true.

4.     Agreements

Each party  agrees  with the other  that,  so long as either  party has or may have any  obligation under this
Agreement or under any Credit Support Document to which it is a party:—

(a)    Furnish  Specified  Information.  It  will  deliver  to the  other  party  or,  in  certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

      (i)     any forms,  documents or  certificates  relating to taxation  specified  in the  Schedule or any
      Confirmation;

      (ii)    any other documents specified in the Schedule or any Confirmation; and

      (iii)   upon  reasonable  demand by such  other  party,  any form or  document  that may  be required or reasonably requested  in writing in order to allow  such other  party or its Credit  Support Provider to
      make a payment   under  this  Agreement  or  any  applicable   Credit   Support   Document   without any
      deduction or withholding  for or on  account  of any  Tax or  with  such  deduction  or withholding at a reduced rate  (so  long as the  completion,  execution  or  submission  of such  form or  document would not materially prejudice  the legal or  commercial  position  of the party in receipt  of  such demand), with any such  form or  document  to be  accurate  and  completed  in a  manner  reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such  Confirmation or, if none is  specified, as soon as reasonably practicable.

(b)    Maintain  Authorisations.  It will use all reasonable efforts to maintain in full force  and effect all consents of any  governmental or other  authority that are required to be obtained by it with  respect to this
Agreement or any Credit Support Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)    Comply with Laws.  It will comply in all  material  respects  with all  applicable  laws  and orders to
which it may  be  subject  if  failure  so  to  comply  would   materially   impair  its  ability  to  perform
its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)    Tax Agreement.  It will give notice of any failure of a  representation  made by it  under Section 3(f)
to be accurate and true promptly upon learning of such failure.

(e)    Payment  of Stamp  Tax.  Subject  to  Section  11,  it will pay any Stamp  Tax  levied  or imposed upon it  or  in  respect  of its execution  or  performance of  this  Agreement  by  a  jurisdiction in which it is incorporated,  organised,  managed  and  controlled,  or  considered to have its seat, or in which a branch or office through which it is  acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the  other party or in respect  of the other party's  execution or performance  of this  Agreement  by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.     Events of Default and Termination Events

(a)    Events of Default.  The  occurrence  at any time with respect to a party or, if  applicable, any Credit
Support Provider of    such   party   or   any   Specified    Entity   of   such   party   of   any   of   the
following events constitutes an event of default (an "Event of Default") with respect to such party:—

       (i)    Failure  to Pay or  Deliver.  Failure  by the party to make,  when due,  any  payment under this
       Agreement or delivery  under Section  2(a)(i) or 2(e) required to be made by it if such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

       (ii)   Breach  of  Agreement.  Failure  by  the  party  to  comply  with  or  perform  any agreement or obligation (other  than an  obligation  to make any  payment  under this  Agreement  or  delivery under
       Section 2(a)(i) or  2(e)  or to give  notice  of a  Termination  Event  or any  agreement or obligation under Section 4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the  party in accordance with this Agreement  if such failure is not  remedied on or before the  thirtieth  day  after notice of such failure is given to the party;

       (iii)  Credit Support Default.

              (1)   Failure  by the party or any  Credit  Support  Provider  of such  party to  comply with or perform any agreement  or  obligation  to be  complied  with or  performed  by  it in accordance with any Credit  Support  Document  if such  failure is  continuing  after  any applicable grace period has elapsed;

              (2)   the expiration or termination  of such Credit Support  Document or the  failing or ceasing
              of such Credit   Support   Document   to  be  in  full  force  and   effect   for  the   purpose
              of this Agreement  (in either case  other  than in  accordance  with  its  terms)  prior  to the satisfaction  of all obligations  of such party  under each  Transaction  to which  such  Credit
              Support Document relates without the written consent of the other party; or

              (3)   the  party  or  such   Credit   Support   Provider   disaffirms,   disclaims,   repudiates
              or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

       (iv)   Misrepresentation.  A  representation  (other than a representation  under  Section 3(e) or (f))
       made or repeated  or  deemed  to  have  been  made  or  repeated  by the  party  or  any Credit Support
       Provider of such   party  in  this  Agreement  or  any  Credit  Support  Document  proves  to have been incorrect or misleading  in any  material  respect  when made or repeated  or deemed to  have been made or repeated;

       (v)    Default under Specified  Transaction.  The party,  any Credit Support  Provider of such party or any applicable Specified  Entity of such party (1)  defaults  under a Specified  Transaction and, after giving effect to any applicable notice requirement or grace period,  there occurs a  liquidation of, an
       acceleration of obligations     under,    or    an    early     termination    of,    that    Specified
       Transaction, (2) defaults,  after giving effect  to any applicable notice  requirement or grace period, in making  any payment or  delivery due on  the last  payment,  delivery  or  exchange  date of, or any payment on early termination  of, a Specified Transaction (or such default continues for at least three
       Local  Business Days if there  is no applicable  notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or  rejects, in whole  or in part,  a  Specified  Transaction  (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

       (vi)   Cross  Default.  If "Cross  Default" is specified in the Schedule as applying to  the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect of such  party,  any Credit  Support  Provider  of such party  or any applicable
       Specified Entity of  such  party  under one or more  agreements  or  instruments  relating to Specified
       Indebtedness of any  of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable Threshold  Amount (as  specified in the Schedule)  which has resulted  in such Specified
       Indebtedness becoming,  or  becoming  capable  at such time of being  declared,  due  and payable under such agreements or  instruments,  before it would otherwise have been due and payable or  (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually or collectively)
       in making one  or more  payments on the due date  thereof in an aggregate  amount of not  less than the
       applicable Threshold   Amount  under  such  agreements  or  instruments  (after  giving   effect to any
       applicable notice requirement or grace period);

       (vii)  Bankruptcy.  The party,  any Credit Support  Provider of such party or  any applicable Specified
       Entity of such party:—

              (1)   is   dissolved    (other   than   pursuant   to   a    consolidation,    amalgamation   or
              merger); (2) becomes  insolvent or is  unable to pay its debts or fails or admits in writing its inability  generally to pay  its debts as  they  become  due;  (3) makes a  general  assignment, arrangement or composition  with or for  the benefit of its  creditors;  (4)  institutes  or has instituted  against it a proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or  insolvency law or other similar law affecting creditors' rights, or a  petition  is  presented for its  winding-up or liquidation,  and,  in the case of any such proceeding  or  petition instituted or  presented against it,  such  proceeding  or petition (A)
              results in a  judgment  of insolvency or  bankruptcy or the  entry of an order for relief or the making  of an order  for its  winding-up or  liquidation or (B)  is not  dismissed,  discharged, stayed or restrained in each case  within 30 days  of the institution  or presentation  thereof;
              (5) has a resolution passed for  its winding-up, official  management or liquidation (other than pursuant  to a  consolidation,  amalgamation or merger);  (6) seeks or  becomes  subject  to the
              appointment  of  an  administrator,  provisional liquidator,   conservator, receiver,   trustee,
              custodian or other similar official for it or for all or substantially  all its assets;  (7) has
              a   secured   party   take   possession   of  all  or   substantially   all  its   assets or has
              a distress, execution,    attachment,    sequestration    or   other   legal   process   levied,
              enforced or sued  on or against  all or  substantially  all its  assets and such  secured  party maintains possession, or  any such process is not dismissed,  discharged,  stayed or restrained, in each case  within 30 days  thereafter; (8)  causes or is subject to any event with respect to it which,  under the applicable  laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1)  to (7) (inclusive);  or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

       (viii) Merger   Without   Assumption.   The  party  or  any  Credit  Support   Provider   of such party
       consolidates or amalgamates   with,  or  merges  with  or  into,  or  transfers  all  or  substantially all its assets  to, another entity  and,  at the time of such  consolidation,  amalgamation,  merger or transfer:—

              (1)   the  resulting,  surviving  or  transferee  entity  fails to  assume  all the  obligations
              of such party   or such Credit   Support   Provider   under   this   Agreement   or  any  Credit
              Support Document to  which it or  its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

              (2)   the benefits of any Credit  Support  Document fail to extend  (without the  consent of the other party) to  the  performance  by  such  resulting,  surviving  or  transferee entity of its obligations under this Agreement.

(b)    Termination  Events.  The occurrence at any time with respect to a party or, if  applicable, any Credit
Support Provider of such party or any Specified Entity of such party of any event specified  below constitutes an Illegality if  the  event is  specified  in (i)  below,  a Tax  Event if the  event  is  specified  in (ii)
below or a Tax  Event Upon Merger  if the  event  is  specified  in  (iii)  below,  and,  if  specified  to be applicable, a  Credit  Event Upon  Merger if the event  is specified  pursuant to (iv)  below or an Additional
Termination  Event if the event is specified pursuant to (v) below:—

       (i)    Illegality.  Due  to  the  adoption  of,  or  any  change  in,  any  applicable  law  after  the date on which  a Transaction is entered  into,  or due to  the  promulgation  of,  or  any  change  in, the interpretation by  any court, tribunal  or regulatory  authority  with  competent  jurisdiction  of any applicable law after  such date, it becomes  unlawful  (other  than as a result  of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

              (1)   to perform  any  absolute or  contingent  obligation  to make a payment  or delivery or to receive a payment  or  delivery  in  respect  of such  Transaction  or to comply  with any other material provision of this Agreement relating to such Transaction; or

              (2)   to perform,  or for any Credit Support  Provider of such party to  perform, any contingent or other obligation which  the party (or such  Credit  Support  Provider)  has  under any Credit
              Support Document relating to such Transaction;

       (ii)   Tax   Event.   Due  to  (x)  any   action   taken  by  a  taxing   authority,   or   brought  in
       a court of competent  jurisdiction, on or after  the  date  on  which a  Transaction  is  entered  into
       (regardless  of whether such  action is taken  or brought with respect to a party to this Agreement) or
       (y) a Change in Tax Law,  the party (which  will be the Affected Party) will, or there is a substantial likelihood that it will, on  the next succeeding  Scheduled  Payment Date (1) be required to pay to the other  party an additional  amount in respect  of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) or (2)  receive a payment  from which an amount  is required to  be deducted or withheld  for or on  account  of a Tax  (except  in  respect  of interest  under Section 2(e),  6(d)(ii) or 6(e))  and no  additional  amount is  required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

       (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled  Payment
       Date will  either  (1)  be  required  to  pay  an  additional  amount  in   respect of an Indemnifiable
       Tax under Section  2(d)(i)(4) (except in respect of interest under Section 2(e),  6(d)(ii)  or 6(e)) or
       (2) receive a  payment  from  which an  amount  has been  deducted  or  withheld  for or  on account of any Indemnifiable Tax  in respect of which the other party is not required to pay  an additional amount
       (other than by  reason  of  Section  2(d)(i)(4)(A)  or  (B)),  in  either  case as a  result of a party consolidating or amalgamating  with, or merging with or into, or transferring all  or substantially all its assets to,  another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

       (iv) Credit Event Upon Merger.  If "Credit Event Upon Merger" is specified in the  Schedule as applying
       to the party,   such   party   ("X"),   any   Credit   Support   Provider   of  X  or  any   applicable
       Specified Entity of X  consolidates or amalgamates  with,  or merges with or into,  or transfers all or substantially all its assets  to, another entity and such action does not constitute an event described in Section  5(a)(viii) but the  creditworthiness of the  resulting,  surviving or transferee  entity is materially weaker than  that of X, such  Credit Support  Provider or such Specified Entity, as the case may be,  immediately prior  to such action  (and, in such  event, X or its successor or transferee,  as appropriate, will be the Affected Party); or

       (v)   Additional  Termination  Event.  If  any  "Additional   Termination  Event"   is specified in the
       Schedule or any  Confirmation  as  applying,  the  occurrence  of such event (and,  in  such event, the
       Affected Party or  Affected  Parties  shall be as specified  for such  Additional  Termination Event in the Schedule or such Confirmation).

(c)     Event of Default and  Illegality.  If an event or  circumstance  which  would  otherwise constitute or
give rise to an   Event  of   Default   also   constitutes   an   Illegality,   it  will  be   treated  as  an
Illegality and will not constitute an Event of Default.

6.     Early Termination

(a)     Right to  Terminate  Following  Event of Default.  If at any time an Event of Default  with respect to a party (the  "Defaulting  Party") has occurred and is then continuing,  the other  party (the "Non-defaulting
Party") may, by    not   more   than   20   days   notice   to   the   Defaulting    Party    specifying   the
relevant Event of Default,  designate a day  not  earlier  than the day such notice is  effective  as an Early
Termination  Date in respect of  all outstanding Transactions.  If, however,  "Automatic Early Termination" is specified  in  the Schedule as  applying to a party,  then  an  Early  Termination  Date  in  respect  of  all outstanding  Transactions will occur  immediately upon the  occurrence  with respect to such party of an Event of Default specified in  Section 5(a)(vii)(l), (3), (5),  (6) or, to the extent analogous thereto, (8), and as of  the time immediately  preceding the institution  of the relevant  proceeding  or the  presentation  of the relevant petition upon the  occurrence with respect  to such party of an Event of Default specified in Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)     Right to Terminate Following Termination Event.

       (i)    Notice. If a Termination Event occurs, an Affected Party will,  promptly upon  becoming aware of
       it, notify the other   party,   specifying   the   nature   of  that   Termination   Event   and   each
       Affected Transaction  and will also give  such other  information  about that Termination  Event as the other party may reasonably require.

       (ii)   Transfer to Avoid Termination  Event. If either an Illegality under Section  5(b)(i)(l) or a Tax
       Event occurs and  there is only one  Affected  Party,  or if a Tax  Event  Upon  Merger  occurs and the
       Burdened Party   is  the   Affected   Party,   the  Affected   Party  will,   as  a  condition  to  its
       right to designate  an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require  such party to incur a loss,  excluding  immaterial,  incidental expenses) to transfer within 20 days after  it gives notice  under Section 6(b)(i) all its rights and obligations  under this
       Agreement in respect of  the Affected Transactions  to another of its  Offices  or  Affiliates  so that such Termination Event ceases to exist.

       If  the   Affected   Party  is  not  able  to  make  such  a  transfer  it  will  give  notice  to  the other party to that  effect within such  20 day  period,  whereupon  the other  party may  effect  such a transfer within 30 days after the notice is given under Section 6(b)(i).

       Any such transfer by a party under this Section  6(b)(ii)  will be subject to and  conditional upon the prior written consent  of the other party,  which  consent  will not be withheld if  such other party's policies in effect  at such time would permit it to enter into transactions with  the transferee on the terms proposed.

       (iii)  Two  Affected   Parties.   If  an  Illegality   under  Section   5(b)(i)(1)  or  a  Tax  Event
       occurs and there  are two Affected Parties,  each  party  will  use all  reasonable  efforts  to  reach agreement within 30 days  after notice thereof  is given under Section  6(b)(i) on action to avoid that
       Termination Event.

       (iv)   Right to Terminate. If:—

              (1)   a  transfer   under   Section   6(b)(ii)  or  an  agreement   under   Section   6(b)(iii),
              as the case may  be, has not been  effected  with  respect to all Affected  Transactions  within
              30 days after an Affected Party gives notice under Section 6(b)(i); or

              (2)   an  Illegality  under  Section  5(b)(i)(2),  a Credit  Event Upon Merger  or an Additional
              Termination Event occurs,  or a Tax  Event  Upon  Merger  occurs  and the  Burdened Party is not the Affected Party,

       either party in the case of an Illegality,  the Burdened Party in the case of a  Tax Event Upon Merger, any Affected Party  in the case of a Tax  Event or an  Additional  Termination  Event  if there is more than one Affected  Party,  or the party which is not the Affected  Party in the case  of a Credit Event
       Upon Merger or  an  Additional  Termination  Event  if there  is only  one  Affected  Party may, by not more than 20 days  notice to  the other party  and provided that the relevant Termination Event is then continuing,  designate a day not earlier than the day such notice is effective as  an Early Termination
       Date in respect of all Affected Transactions.

(c)    Effect of Designation.

       (i)    If notice  designating an Early  Termination Date is given under Section 6(a)  or (b), the Early
       Termination Date  will occur on the date so  designated,  whether or not the  relevant Event of Default or Termination Event is then continuing.

       (ii)   Upon  the  occurrence  or  effective   designation  of  an  Early   Termination Date, no further
       payments or deliveries  under  Section  2(a)(i) or 2(e) in respect of the  Terminated Transactions will be required to  be made, but without  prejudice to the other provisions of this  Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)     Calculations.

       (i)    Statement.  On or  as  soon  as  reasonably  practicable  following  the  occurrence of an Early
       Termination Date, each   party  will  make  the   calculations  on  its  part,  if  any,   contemplated
       by Section 6(e)   and will provide   to  the  other  party  a  statement  (1)  showing,  in  reasonable detail, such calculations  (including all relevant  quotations  and specifying any amount payable under
       Section  6(e)) and (2) giving  details of the  relevant account to which any amount payable to it is to be paid. In the absence of written  confirmation from the source of a quotation obtained in determining a Market  Quotation, the records of  the party obtaining such  quotation will be conclusive evidence of the existence and accuracy of such quotation.

       (ii)   Payment  Date.  An amount  calculated  as being  due in  respect  of any  Early Termination Date under Section 6(e) will  be payable on the day that notice of the amount  payable  is effective (in the case of an Early  Termination  Date which is designated  or occurs as a result of  an Event of Default)
       and on the day  which is two Local  Business  Days after the day on which notice of  the amount payable
       is effective (in   the   case   of   an   Early   Termination   Date   which   is   designated   as   a
       result of a Termination   Event). Such amount   will   be   paid   together   with   (to   the   extent
       permitted under applicable law)  interest thereon (before as well as after judgment) in the Termination
       Currency, from (and including)  the relevant Early  Termination  Date to (but  excluding) the date such amount  is paid, at the  Applicable Rate. Such  interest  will be  calculated  on the  basis  of  daily compounding and the actual number of days elapsed.

(e)    Payments  on  Early  Termination.   If  an  Early  Termination  Date   occurs, the following provisions
shall apply based  on the parties'  election in the Schedule of a payment  measure,  either "Market Quotation"
or "Loss", and a  payment method,  either the "First Method" or the "Second  Method".  If the  parties fail to designate a payment  measure  or payment  method in the  Schedule,  it will be deemed  that "Market Quotation"
or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in  respect of an Early
Termination Date and determined pursuant to this Section will be subject to any Set-off.

       (i)    Events of Default. If the Early Termination Date results from an Event of Default:—

              (1) First  Method  and Market  Quotation.  If the First  Method and Market  Quotation apply, the
              Defaulting Party will   pay  to  the   Non-defaulting   Party   the   excess,   if  a   positive
              number, of (A) the   sum of the Settlement  Amount  (determined  by  the  Non-defaulting  Party)
              in respect of the   Terminated Transactions and  the  Termination  Currency  Equivalent  of  the
              Unpaid Amounts owing  to the Non-defaulting  Party over (B) the Termination  Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

              (2) First  Method and Loss.  If the First Method and Loss apply,  the  Defaulting Party will pay to the Non-defaulting Party,  if a positive number, the  Non-defaulting  Party's Loss in respect of this Agreement.

              (3) Second  Method  and Market  Quotation.  If the  Second  Method  and  Market Quotation apply, an  amount  will be  payable equal to  (A) the sum  of the Settlement  Amount (determined by the
              Non-defaulting  Party) in respect of the Terminated  Transactions  and  the Termination Currency
              Equivalent of the  Unpaid  Amounts owing to the  Non-defaulting  Party  less (B) the Termination
              Currency Equivalent of  the Unpaid  Amounts  owing to the  Defaulting  Party.  If that amount is
              a positive number, the   Defaulting  Party  will  pay  it  to  the   Non-defaulting   Party;  if
              it is a negative  number, the Non-defaulting  Party will pay the  absolute  value of that amount to the Defaulting Party.

              (4)   Second  Method and Loss. If the Second  Method and Loss apply,  an  amount will be payable equal to the Non-defaulting  Party's  Loss in  respect  of this  Agreement.  If that amount is a
              positive number, the   Defaulting   Party  will  pay  it  to  the   Non-defaulting   Party;   if
              it is a negative  number, the Non-defaulting  Party will pay the  absolute  value of that amount to the Defaulting Party.

       (ii)   Termination Events. If the Early Termination Date results from a Termination Event:—

              (1)   One Affected Party. If there is one Affected Party, the amount  payable will be determined
              in accordance with     Section     6(e)(i)(3),     if    Market    Quotation     applies,     or
              Section 6(e)(i)(4), if Loss  applies, except that,  in either case, references to the Defaulting
              Party and to the Non-defaulting  Party will be deemed to be references to the Affected Party and the party  which is not the  Affected Party, respectively,  and, if Loss  applies and fewer than
              all  the   Transactions are being   terminated, Loss shall  be  calculated  in  respect  of  all
              Terminated Transactions.

              (2)   Two Affected Parties. If there are two Affected Parties:—

                    (A)    if Market  Quotation  applies,  each  party will  determine  a Settlement Amount in respect of the  Terminated  Transactions,  and an amount will be payable  equal to (I) the sum of (a) one-half  of the  difference  between the Settlement  Amount  of the party with
                    the higher Settlement Amount   ("X")  and  the  Settlement  Amount  of  the party with the
                    lower Settlement Amount   ("Y")   and  (b)  the   Termination   Currency Equivalent of the
                    Unpaid Amounts owing  to X less  (II) the  Termination  Currency  Equivalent of the Unpaid
                    Amounts owing to Y; and

                    (B)    if   Loss   applies,    each   party   will   determine   its   Loss   in   respect
                    of this Agreement (or,  if fewer than  all  the  Transactions  are  being  terminated,  in respect of all Terminated  Transactions) and an  amount will be payable  equal to one-half of  the difference between  the Loss of  the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

       If the  amount  payable  is a  positive  number,  Y will  pay  it to X;  if it is  a negative number, X will pay the absolute value of that amount to Y.

       (iii)  Adjustment   for   Bankruptcy.   In   circumstances   where  an  Early   Termination Date occurs
       because "Automatic Early  Termination"  applies  in  respect  of a party,  the  amount determined under this Section 6(e) will  be subject  to such  adjustments  as are  appropriate  and  permitted by law to reflect any payments or  deliveries  made by one party to the other under this  Agreement (and retained by such other party)  during  the period  from the  relevant  Early  Termination  Date  to the date for payment determined under Section 6(d)(ii).

       (iv)   Pre-Estimate.  The parties agree that if Market  Quotation  applies  an amount recoverable under this Section 6(e) is  a reasonable  pre-estimate of loss and not a penalty. Such  amount is payable for the loss of bargain  and the loss of protection  against future risks and  except as otherwise provided in this Agreement neither  party will be entitled to recover  any  additional  damages as a consequence of such losses.

7.      Transfer

Subject to Section 6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement
may be transferred (whether    by   way   of    security   or    otherwise)    by   either    party    without
the prior written consent of the other party, except that: —

(a)     a party  may make  such a  transfer  of this  Agreement  pursuant  to  a consolidation or amalgamation
with, or merger with    or   into,   or   transfer   of   all   or   substantially    all   its   assets   to,
another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)     a party may make such a transfer of all or any part of its  interest in any amount  payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.      Contractual Currency

(a)     Payment  in  the  Contractual  Currency.   Each  payment  under  this  Agreement  will  be made in the relevant currency specified  in this  Agreement for that payment (the  "Contractual  Currency"). To the extent
permitted by applicable  law,  any  obligation  to  make  payments  under  this   Agreement in the Contractual
Currency will not  be  discharged  or  satisfied  by any  tender in any  currency  other  than the Contractual
Currency, except to the   extent   such   tender   results   in  the   actual   receipt   by  the   party   to
which payment is owed,  acting in a reasonable  manner  and in  good  faith  in  converting  the  currency  so tendered into the Contractual  Currency, of the full amount in the Contractual Currency of all amounts payable in  respect of this Agreement.  If for any reason  the amount in the  Contractual  Currency so received  falls short of the amount in the  Contractual Currency payable  in respect of this Agreement,  the party required to make  the payment will, to  the extent permitted by  applicable law,  immediately  pay such additional  amount in the Contractual Currency  as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency  so received exceeds  the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)     Judgments.  To the extent  permitted  by  applicable  law,  if any  judgment  or  order expressed in a currency other than the  Contractual  Currency is rendered (i) for the payment of any  amount owing in respect of this Agreement, (ii) for the  payment of any amount  relating  to any early  termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment  of any amount described
in (i) or (ii)    above,    the    party    seeking    recovery,    after    recovery    in    full   of   the
aggregate amount to which such  party is entitled pursuant  to the  judgment  or order,  will be  entitled  to receive  immediately from the other  party the amount of any shortfall of the Contractual Currency received by such party  as a consequence of  sums paid in such  other currency and will refund promptly to the other party any  excess of the Contractual  Currency received by  such party as a  consequence  of sums paid in such other currency  if such shortfall or  such excess arises  or results from any variation between the rate of exchange at which the Contractual  Currency is converted into the currency of the judgment or order for the purposes of such judgment or order  and the rate of  exchange at which such party is able,  acting in a reasonable  manner
and   in good faith in   converting the currency received   into  the   Contractual   Currency,   to  purchase
the Contractual Currency with  the amount of the  currency of the judgment or order actually  received by such party.  The term "rate of  exchange" includes,  without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)     Separate  Indemnities.  To  the  extent  permitted  by  applicable  law,  these indemnities constitute separate and independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent  causes of action,  will apply  notwithstanding  any indulgence  granted by the party to which any payment  is owed and will not be  affected  by judgment  being  obtained or  claim or proof being made for any other sums payable in respect of this Agreement.

(d)     Evidence of Loss. For the purpose of this Section 8, it will be sufficient for  a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.     Miscellaneous

(a)    Entire  Agreement.  This Agreement  constitutes the entire  agreement and  understanding of the parties with respect to  its subject  matter and  supersedes all oral  communication  and  prior writings with respect thereto.

(b)    Amendments.  No  amendment,  modification  or waiver  in  respect  of this  Agreement will be effective unless in writing  (including a writing  evidenced by a facsimile  transmission)  and executed  by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)    Survival of Obligations.  Without prejudice to Sections 2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)    Remedies  Cumulative.   Except  as  provided  in  this  Agreement,   the   rights, powers, remedies and
privileges provided in  this  Agreement  are  cumulative  and not  exclusive  of any  rights, powers, remedies and privileges provided by law.

(e)     Counterparts and Confirmations.

      (i)  This   Agreement  (and  each   amendment,   modification   and  waiver  in  respect   of it) may be
      executed and delivered  in counterparts  (including by facsimile  transmission),  each  of which will be deemed an original.

      (ii) The parties  intend that they are legally  bound by the terms of each  Transaction  from the moment they agree to  those terms  (whether  orally or  otherwise).  A  Confirmation  shall  be entered into as
      soon as practicable and   may  be  executed  and   delivered   in   counterparts (including by facsimile
      transmission) or be  created  by an  exchange  of telexes  or by an  exchange  of electronic messages on an electronic messaging system,  which in each  case  will be  sufficient  for all  purposes to evidence a binding supplement  to this Agreement.  The parties will specify therein or  through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)    No Waiver of Rights. A failure or delay in exercising any right, power or privilege  in respect of this
Agreement will not  be presumed to operate as a waiver,  and a single or partial exercise  of any right, power or privilege will not  be presumed to preclude any  subsequent or further  exercise,  of that  right, power or privilege or the exercise of any other right, power or privilege.

(g)    Headings.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.    Offices; Multibranch Parties

(a)    If Section  10(a) is specified in the Schedule as applying,  each party that  enters into a Transaction through an Office  other than its head or home office represents to the other party  that, notwithstanding the
place of booking office    or    jurisdiction    of    incorporation    or   organisation   of   such   party,
the obligations of such  party are the same as if it had entered into the Transaction through its head or home office. This representation  will be deemed to  be repeated by such party on each date on which a  Transaction is entered into.

(b)    Neither  party  may  change  the  Office  through  which it makes  and  receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)    If a party is  specified  as a  Multibranch  Party  in the  Schedule,  such  Multibranch Party may make and receive payments or  deliveries under any Transaction  through any Office listed in  the Schedule, and the
Office through which it  makes and  receives  payments or  deliveries  with  respect to  a Transaction will be specified in the relevant Confirmation.

11.    Expenses

A  Defaulting  Party  will,  on  demand,  indemnify  and hold  harmless  the other  party  for and against all reasonable out-of-pocket expenses,  including  legal  fees and  Stamp  Tax,  incurred  by  such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support  Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.    Notices

(a)    Effectiveness.  Any notice or other  communication  in respect of this  Agreement  may  be given in any manner set forth below  (except that a notice or other  communication  under  Section 5 or 6  may not be given by facsimile transmission  or  electronic  messaging  system) to the  address or number  or in accordance with
the electronic messaging system   details   provided  (see  the  Schedule)  and  will   be deemed effective as
indicated:—

       (i)    if in writing and delivered in person or by courier, on the date it is delivered;

       (ii)   if sent by telex, on the date the recipient's answerback is received;

       (iii)  if sent by facsimile  transmission,  on the date that transmission is  received by a responsible employee of  the recipient in legible form (it being agreed that the burden of  proving receipt will be on the sender and  will  not  be met  by a  transmission  report  generated  by  the sender's facsimile machine);

       (iv)   if    sent    by    certified    or    registered    mail    (airmail,     if    overseas)    or
       the equivalent (return receipt  requested), on the date  that  mail is  delivered  or its  delivery  is attempted; or

       (v)    if sent by electronic messaging system, on the date that electronic message is received,

unless   the  date  of  that   delivery   (or   attempted   delivery)   or  that   receipt,   as   applicable,
is not a Local Business  Day or that communication  is delivered (or  attempted) or received,  as  applicable, after  the close of business  on a Local Business  Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)    Change of  Addresses.  Either party may by notice to the other  change the  address, telex or facsimile number or electronic messaging system details at  which notices or other  communications are to be given to it.

13.    Governing Law and Jurisdiction

(a)    Governing  Law.  This   Agreement   will  be  governed  by  and  construed   in accordance with the law
specified in the Schedule.

(b)    Jurisdiction.   With   respect   to  any   suit,   action   or   proceedings relating to this Agreement
("Proceedings"), each party irrevocably:—

       (i)    submits    to   the    jurisdiction    of   the    English    courts,    if    this    Agreement
       is expressed to be governed  by English law, or to the non-exclusive  jurisdiction of the courts of the
       State  of New York and the  United States District  Court  located  in  the  Borough  of  Manhattan  in
       New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

       (ii)   waives any  objection  which it may have at any time to the  laying  of venue of any Proceedings
       brought in any such   court,   waives  any  claim  that  such   Proceedings   have   been brought in an
       inconvenient forum and further  waives  the right to  object,  with  respect  to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing  in  this  Agreement  precludes  either  party  from  bringing  Proceedings  in any other jurisdiction
(outside, if this Agreement is  expressed to be governed by English  law,  the  Contracting States, as defined
in Section 1(3) of   the  Civil   Jurisdiction  and  Judgments  Act  1982  or   any modification, extension or
reenactment thereof for the  time  being in force)  nor will the  bringing  of  Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)    Service of Process.  Each party  irrevocably  appoints  the Process  Agent  (if any) specified opposite its name in the Schedule  to  receive,  for it and on its  behalf,  service  of  process  in any  Proceedings.
If for any  reason any party's  Process Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days  appoint a substitute process agent acceptable to the other  party. The parties irrevocably consent to service of  process given in the manner provided for notices in Section  12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)    Waiver of Immunities.  Each party  irrevocably  waives,  to the fullest  extent permitted by applicable
law, with respect to   itself  and  its   revenues  and  assets   (irrespective   of  their  use  or  intended
use), all immunity  on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief  by way of injunction,  order for  specific  performance  or for recovery of property,
(iv)  attachment of its assets  (whether before or after  judgment)  and (v) execution or  enforcement  of any judgment  to which it or its  revenues or assets might  otherwise be entitled in any Proceedings in the courts of any jurisdiction and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.    Definitions

As used in this Agreement:—

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with  respect to any  Termination  Event  consisting of an Illegality, Tax
Event or Tax Event Upon  Merger,  all  Transactions  affected  by  the  occurrence   of such Termination Event
and (b) with respect to any other Termination Event, all Transactions.

"Affiliate"  means,  subject to the Schedule,  in relation to any person,  any  entity controlled, directly or
indirectly, by the person,   any   entity   that   controls,   directly   or   indirectly,   the   person   or
any entity directly or  indirectly under common  control with the person.  For this purpose,  "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:—

(a)    in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii))
by a Defaulting Party, the Default Rate;

(b)    in   respect   of  an   obligation   to  pay  an   amount   under   Section   6(e)  of   either   party
from and after the date  (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the
Default Rate;

(c)    in  respect  of all  other  obligations  payable  or  deliverable  (or  which  would  have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)    in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the  enactment,  promulgation,  execution or  ratification  of,  or any change in or
amendment to, any law   (or   in   the   application   or   official   interpretation   of   any   law)   that
occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent,  approval,  action,  authorisation,  exemption,  notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum  equal to the cost  (without  proof or evidence of  any actual cost) to the relevant payee (as  certified  by it) if it were to fund or of funding  the  relevant  amount  plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax"  means  any Tax  other  than a Tax  that  would  not be  imposed  in respect of a payment under this Agreement but  for a present or former  connection  between the  jurisdiction  of the government or taxation authority imposing  such Tax and the recipient of such payment or a person  related to such recipient
(including, without limitation,  a connection  arising from such  recipient or related  person being or having been a citizen or resident  of such jurisdiction,  or being or having been organised,  present or engaged in a trade or business in  such jurisdiction,  or having or having had a permanent establishment  or fixed place of
business in such jurisdiction,   but   excluding   a   connection   arising   solely   from   such   recipient
or related person   having executed, delivered,    performed   its   obligations   or   received   a   payment
under, or enforced, this Agreement or a Credit Support Document).

"law"  includes  any  treaty,   law,  rule  or  regulation   (as  modified,   in  the  case  of  tax  matters,
by the practice of  any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local  Business  Day"  means,  subject  to  the  Schedule,  a  day  on  which  commercial  banks are open for business (including dealings  in foreign  exchange  and  foreign  currency  deposits)  (a)  in relation to any
obligation under Section 2(a)(i),   in   the   place(s)   specified   in   the   relevant   Confirmation   or,
if not so specified,   as otherwise agreed by   the   parties   in   writing   or   determined   pursuant   to
provisions contained, or incorporated  by reference, in this  Agreement, (b) in relation to any other payment, in the place  where the relevant account  is located and, if different,  in the principal financial centre, if any, of the currency of such payment, (c) in  relation to any notice or other communication,  including notice contemplated under Section 5(a)(i), in the  city specified in the address for notice provided by the recipient and, in the case  of a notice contemplated  by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to  Section 5(a)(v)(2), in the  relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and
a party, the Termination    Currency   Equivalent   of   an   amount   that   party   reasonably    determines
in good faith to be  its total losses and  costs (or gain,  in which case  expressed as a negative  number) in connection with this Agreement  or that Terminated Transaction  or group of  Terminated  Transactions,  as the case may  be, including any loss of  bargain, cost of funding or,  at the  election  of such party but without duplication,  loss or cost incurred as a result  of its terminating, liquidating,  obtaining or reestablishing any hedge or related  trading position (or any gain  resulting from any of  them).  Loss  includes  losses and costs (or gains) in respect of  any payment or delivery  required to have been  made (assuming satisfaction of each applicable condition precedent)  on or before the  relevant Early Termination Date  and not made, except, so as to avoid duplication, if  Section 6(e)(i)(1) or (3) or  6(e)(ii)(2)(A) applies. Loss  does not include a party's legal fees and  out-of-pocket expenses referred to under  Section 11. A party will  determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably  practicable, as of the earliest date thereafter  as is  reasonably  practicable.  A  party  may  (but need not) determine  its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to one or  more  Terminated  Transactions  and  a party making the
determination, an amount determined   on  the   basis   of   quotations   from   Reference Market-makers. Each
quotation will be for  an amount,  if any,  that would be paid to such party  (expressed as a negative number)
or by such party (expressed as a positive number) in consideration of an  agreement between such party (taking into account any existing  Credit  Support  Document with respect to the  obligations  of  such party) and the
quoting Reference Market-maker   to  enter  into  a  transaction  (the   "Replacement Transaction") that would
have the effect of preserving  for such party the  economic  equivalent  of any  payment  or delivery (whether
the underlying obligation  was  absolute  or  contingent  and  assuming  the   satisfaction of each applicable
condition precedent) by the  parties under Section 2(a)(i) in respect of such  Terminated Transaction or group of Terminated Transactions that would, but for the  occurrence of  the relevant Early  Termination  Date, have been required  after that date. For this purpose,  Unpaid Amounts in respect of the  Terminated Transaction or group of Terminated Transactions  are to be excluded but,  without  limitation,  any  payment or delivery that
would, but for the  relevant  Early  Termination  Date,  have  been  required   (assuming satisfaction of each
applicable condition precedent)   after  that  Early  Termination  Date  is  to  be  included. The Replacement
Transaction would be subject  to such  documentation  as  such  party  and the  Reference Market-maker may, in
good faith, agree. The   party   making   the   determination   (or   its   agent) will request each Reference
Market maker to provide its  quotation  to the  extent  reasonably  practicable  as of  the  same day and time
(without regard to different  time  zones) on or as soon as  reasonably  practicable  after the relevant Early
Termination Date. The day  and time as of which those  quotations are to be obtained  will be selected in good
faith by the party   obliged   to  make  a   determination   under   Section   6(e),   and,   if  each   party
is so obliged, after  consultation with the other.  If more than three  quotations  are  provided,  the Market
Quotation will be the  arithmetic mean of the  quotations, without regard to the quotations having the highest
and lowest values. If   exactly three such quotations   are   provided,   the   Market   Quotation   will   be
the quotation remaining after  disregarding the highest and  lowest quotations. For this purpose, if more than one  quotation has the same  highest value or lowest  value, then one of such quotations shall be disregarded.
If  fewer than three quotations  are provided, it will  be deemed that the Market Quotation in respect of such
Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence of any actual cost)
to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse  of time or both, would constitute an Event of Default.

"Reference   Market-makers"   means  four  leading   dealers  in  the  relevant   market selected by the party
determining a Market  Quotation  in good  faith (a) from among  dealers  of the  highest credit standing which
satisfy all the criteria   that   such   party   applies   generally   at  the   time  in   deciding   whether
to offer or to make  an extension of credit and  (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means,  with  respect  to a  party,  the  jurisdictions  (a)  in  which the party is incorporated, organised, managed  and controlled or considered to have its seat,  (b)  where an Office through which the party is  acting for  purposes of this  Agreement is located,  (c) in which  the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or  delivery  is to be  made under Section 2(a)(i)
with respect to a Transaction.

"Set-off" means set-off, offset,  combination of accounts, right of retention or  withholding or similar right or requirement to which  the payer of an amount under Section 6 is entitled or  subject (whether arising under this Agreement, another contract,  applicable  law or  otherwise)  that is  exercised  by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:—

(a)    the Termination  Currency Equivalent of the Market Quotations  (whether positive  or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined;
and

(b)    such  party's  Loss  (whether  positive or negative  and without  reference  to any Unpaid Amounts) for each Terminated Transaction or  group  of  Terminated  Transactions  for  which  a  Market Quotation cannot be
determined or would not   (in  the  reasonable   belief  of  the  party  making   the determination) produce a
commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified   Indebtedness"  means,  subject  to  the  Schedule,  any  obligation   (whether present or future,
contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified    Transaction"   means,    subject   to   the   Schedule,    (a)   any   transaction    (including
an agreement with respect   thereto) now existing or hereafter   entered   into  between  one  party  to  this
Agreement (or any Credit Support  Provider of such party or any applicable Specified Entity of such party) and the  other  party to this Agreement (or  any Credit Support Provider of  such  other  party or any  applicable
Specified Entity of such other party) which is a rate swap transaction,  basis swap, forward rate transaction, commodity  swap, commodity option, equity or  equity index swap, equity or  equity index option,  bond option, interest rate  option, foreign exchange transaction,  cap transaction, floor transaction, collar  transaction,
currency  swap   transaction, cross-currency rate swap   transaction, currency option or   any  other  similar
transaction  (including any option  with respect to any of these  transactions), (b) any combination of  these
transactions and (c) any other  transaction identified as a Specified  Transaction in   this Agreement or  the
relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee  of any nature (including interest, penalties and additions  thereto)  that is  imposed by any  government  or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated   Transactions"  means  with  respect  to  any  Early  Termination  Date   (a) if resulting from a
Termination Event, all Affected Transactions  and (b) if resulting from an  Event of Default, all Transactions
(in either case) in  effect  immediately  before  the  effectiveness  of  the  notice  designating  that Early
Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination   Currency   Equivalent"   means,   in  respect   of  any   amount denominated in the Termination
Currency, such Termination Currency  amount  and,  in respect  of any  amount  denominated in a currency other than the Termination Currency  (the  "Other  Currency"),  the  amount  in  the Termination Currency determined by the party making the  relevant  determination  as  being  required  to  purchase  such amount of such Other
Currency as at the relevant Early Termination Date, or, if the relevant Market  Quotation or Loss (as the case
may be), is determined as   of  a   later   date,   that   later   date,   with   the   Termination   Currency
at the rate equal to  the spot exchange rate of  the foreign  exchange  agent  (selected  as  provided  below)
for the purchase of such  Other Currency with  the  Termination  Currency at or about 11:00 a.m.  (in the city in which such foreign  exchange agent is located)  on such date as would be customary for the determination of
such a rate for the   purchase of such Other Currency for   value  on  the  relevant  Early  Termination  Date
or that later date. The   foreign exchange agent will,   if   only   one   party   is   obliged   to   make  a
determination under Section 6(e), be  selected in good faith by that party and otherwise will be agreed by the parties.

"Termination  Event"  means an  Illegality,  a Tax Event or a Tax Event  Upon  Merger  or,  if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate"  means a rate  per  annum  equal  to the  arithmetic  mean of  the cost (without  proof or evidence of any actual cost)  to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date, the aggregate of
(a) in respect of all Terminated  Transactions,  the amounts  that became  payable (or  that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or  prior to such Early Termination
Date and which remain unpaid  as  at  such  Early  Termination  Date  and  (b)  in  respect of each Terminated
Transaction, for each obligation    under   Section    2(a)(i)    which   was   (or    would have been but for
Section 2(a) (iii)) required    to   be   settled   by    delivery    to   such   party   on   or   prior   to
such Early Termination Date  and which has not been  so settled as at such Early  Termination  Date, an amount equal to the fair market  value of that which was (or would have been)  required  to be  delivered  as of  the
originally scheduled date for delivery, in each case     together    with    (to    the   extent     permitted
under applicable law) interest, in the currency  of such amounts, from  (and  including) the date such amounts or obligations were or would have been required  to have been paid or  performed to (but excluding) such Early
Termination Date, at the Applicable Rate. Such amounts of interest will  be calculated  on the basis  of daily compounding and  the actual number of days  elapsed. The  fair market  value of any  obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e)
or, if each  party is so obliged, it shall be the average of  the  Termination  Currency  Equivalents  of  the fair market values reasonably determined by both parties.

IN  WITNESS  WHEREOF  the  parties  have  executed  this  document  on  the   respective dates specified below
with effect from the date specified on the first page of this document.

    THE ROYAL BANK OF SCOTLAND PLC                            WELLS FARGO BANK, NATIONAL ASSOCIATION,
    By: Greenwich Capital Markets, Inc., its agent
                                                              not in its individual capacity but solely as
                                                              Securities Administrator under the Sale and Servicing
                                                              Agreement, acting as Auction Administrator on behalf
                                                              of the Holders of the Auction Notes

    By:/s/ Deborah Pfeifer                                    By:/s/ Carla S. Walker
    Name:Deborah Pfeifer                                      Name:Carla S. Walker
    Title:Vice President                                      Title:Vice President
    Date:July 31, 2007                                        Date:July 31, 2007

                                                                                                      July 31, 2007

To                       Wells Fargo Bank, N.A.
                         not in its individual capacity but solely as Securities Administrator under the Sale and
                         Servicing Agreement (defined below), acting solely as Auction Administrator on behalf of the Holders of the Auction Notes
                         ("Party B")

                         9062 Old Annapolis Road
                         Columbia, MD 21045-1951
                         Attention: Client Manager - Thornburg 2007-3
                         Telephone No.:  (410) 884-2000
                         Facsimile No.:   (410) 715 2380

From                     The Royal Bank of Scotland plc  ("RBS" or "Party A")

RBS Reference No         HG5F270

Swap Confirmation

The purpose of this communication  (this  "Confirmation") is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Transaction").

The  definitions  and  provisions  contained in the 2000 ISDA  Definitions,  as published by the  International  Swaps and  Derivatives
Association,  Inc.,  are  incorporated  into this  Confirmation,  and the  version  of the Annex to the 2000 ISDA  Definitions  that is incorporated  into this  Confirmation is the June 2000 version  (collectively,  the  "Definitions").  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation  constitutes a "Confirmation"  as referred to in, and supplements,  forms part of, and is subject to, the ISDA Master
Agreement  dated as of July 31,  2007,  together  with the  Schedule  thereto,  as  amended  and  supplemented  from  time to time (the
"Agreement"),  between you and us. All provisions  contained in the Agreement  govern this  Confirmation  except as expressly  modified below.

Terms used and not defined herein shall have the respective  meanings ascribed to such terms in the Auction  Administration  Agreement, dated as of July 31, 2007 (the  "Auction  Administration  Agreement")  between RBS and Wells Fargo Bank,  N.A.,  not in its  individual capacity but solely as Securities  Administrator under the Sale and Servicing Agreement,  as auction administrator,  and if not defined therein,  in the Sale and Servicing  Agreement,  dated as of July 1, 2007,  among  Structured  Asset  Mortgage  Investments II Inc., as
Depositor,  Thornburg Mortgage Home Loans,  Inc., as Initial Seller and Sponsor,  Thornburg  Mortgage Funding,  Inc., as Seller,  Wells
Fargo  Bank,  N.A.,  as  Master  Servicer  and  Securities  Administrator  (the  "Securities  Administrator"),  LaSalle  Bank  National
Association,  as Indenture  Trustee and Custodian  (the  "Indenture  Trustee"),  and Thornburg  Mortgage  Securities  Trust 2007-3 (the
"Trust") (the "Sale and Servicing  Agreement") with respect to the Thornburg  Mortgage  Securities Trust 2007-3 Mortgage  Backed-Notes,
Series 2007-3 or the Indenture dated as of July 1, 2007 (the  "Indenture"),  among the Trust, the Indenture  Trustee and the Securities
Administrator.  In the event of any inconsistency  between the provisions of this  Confirmation,  the Definitions,  the Agreement,  the
Sale and Servicing Agreement and the Indenture, this earlier named document shall govern.

The terms of the Transaction to which this Confirmation relates are as follows:

1      General Terms:

       Trade Date:                                           July 25, 2007.

       Effective Date:                                       July 31, 2007.

       Auction Payment Date:                                 (a) With  respect  to the Class  1A-1 and the Class  1A-2
                                                             Notes,  the  Payment  Date in  July  2010  and  (b)  with
                                                             respect  to the  Class  2A-1,  Class  2A-2 , Class  3A-1,
                                                             Class  3A-2 , Class  4A-1,  Class  4A-2,  Class  4A-3 and
                                                             Class 4A-4 Notes, the Payment Date in July 2012.
       Termination Date:                                     The  earlier  to  occur  of (i)  the  date on  which  the

                                                             aggregate  Class  Principal  Amount of all the  Reference
                                                             Obligations  has been reduced to zero and (ii) the latest
                                                             Auction Payment Date.
       Reference Obligations:                                The Class  1A-1,  Class 1A-2,  Class  2A-1,  Class 2A-2 ,

                                                             Class 3A-1,  Class 3A-2 , Class 4A-1,  Class 4A-2,  Class
                                                             4A-3 and  Class  4A-4  Notes  issued  .on July 31,  2007,
                                                             pursuant to the Indenture.

2      Payments:

       Party A Floating Amount:                              With respect to each  Reference  Obligation,  the Auction
                                                             Deficiency Amount.

       Party A Payment Date:                                 The Auction Payment Date.

       Party B Floating Amount:                              With respect to each  Reference  Obligation,  the Auction
                                                             Excess Amount.

       Party B Payment Date:                                 The Auction Payment Date

       Auction Deficiency Amount:                            With  respect  to each  Auction  Payment  Date  and  each
                                                             related Reference  Obligation,  an amount in USD equal to
                                                             the  excess,  if any, of (a) the  aggregate  Par Price of
                                                             the Auction Notes constituting such Reference  Obligation
                                                             over (b) the  aggregate  Auction  Proceeds of the Auction
                                                             Notes constituting such Reference Obligation.
       Auction Excess Amount:                                With  respect  to each  Auction  Payment  Date  and  each

                                                             related  Reference  Obligation,  the amount  equal to the
                                                             excess,  if any, of (a) the aggregate Auction Proceeds of
                                                             the Auction Notes constituting such Reference  Obligation
                                                             over (b) the  aggregate  Par Price of the  Auction  Notes
                                                             constituting such Reference Obligation.
       Calculation Agent:                                    Party A

       Business Days:                                        New York and any other city in which the corporate  trust
                                                             office of the Securities Administrator is located

       Business Day Convention:                              Modified Following

3      Account Details; Additional Contact Information:

       Please pay RBS at:                                    JPMorgan Chase Bank
                                                             ABA # 021-000-021
                                                             A/C RBS
                                                             A/C # 0662-14335

       We will pay Wells Fargo Bank, N.A. at:                Wells Fargo Bank, N.A.
                                                             ABA # 021000248
                                                             A/C# 3970771416
                                                             A/C Name: Corporate Trust Clearing
                                                             For further credit: Thornburg 2007-3, Swap Proceeds
                                                             Account # 53170803

       For convenience, RBS may be reached as follows:

                Front Office
                Michael Pillari
                600 Steamboat Road
                Greenwich, CT  06830
                Phone:     (203) 625-2824
                Fax:       (203) 618-2161

                Operations
                Joseph Bartolotta
                600 Steamboat Road
                Greenwich, CT  06830
                Phone:     (203) 625-6675
                Fax:       (203) 618-2148

                Michael Delepine / Matthew Shepherd
                600 Steamboat Road
                Greenwich, CT  06830
                Phone:      (203) 625-2757
                Fax:        (203) 422-4646

4      Payment of Party B Floating Amount; Selection of Designee:

       The parties agree that Party B shall pay or cause to be paid the Party B Floating  Amount,  if any, to RBS or its designee,  the name and account  details of which,  if any,  shall be provided to Party B no later than the  Business  Day prior to the Auction
       Payment Date.

5      Notices:

       Please note that any notice in respect of any Transaction must be given as provided in Section 12 of the Agreement.

6      Governing Law

       Performance and enforcement of obligations  evidenced  hereby shall be governed by, and interpreted in accordance with, the laws of the State of New York  without  regard to its  conflict  of laws  principles  other  than  Sections  5-1401 and 5-1402 of the
       General Obligations Law of the State of New York.

7      Limitation on Party B Payment Obligations

       Notwithstanding  any other  provision of this  Transaction  or the  Agreement,  no amount shall be payable by Party B under this
       Transaction  or the Agreement  unless and until the funds  necessary to make such payment have been provided to Party B pursuant to the Auction Administration Agreement.

8      Party B's Capacity

       It is expressly  understood and agreed by the parties hereto that insofar as this  Confirmation is executed by Wells Fargo Bank,
       National  Association  ("Wells  Fargo"),  (i) this  Confirmation is executed and delivered by Wells Fargo, not in its individual capacity,  but solely as Securities  Administrator under the Sale and Servicing Agreement referred to herein,  acting as Auction
       Administrator  for the benefit of the holders of the Auction  Notes,  in the exercise of the powers and authority  conferred and vested in it thereunder and under the Auction  Administration  Agreement  referred to herein,  (ii) each of the  representation, undertakings  and  agreements  made herein or in the  Agreement  by Wells Fargo are made on behalf of the holders of the Auction
       Notes and intended not as personal  representations  of Wells Fargo but is made and intended for the purpose of binding only the
       Trust referred to in the Sale and Servicing  Agreement and the Auction Notes and (iii) under no circumstances  (other than fraud or willful  misconduct)  shall Wells Fargo in its individual  capacity be personally  liable for the payment of any indebtedness or expenses or be personally  liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken under this Confirmation or the Agreement.

9      Agency Role of Greenwich Capital Markets, Inc.

        In connection with this Confirmation, Greenwich Capital Markets, Inc., has acted as agent on behalf of Party A.  Greenwich
        Capital Markets, Inc., has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

THE ROYAL BANK OF SCOTLAND PLC

By:     GREENWICH CAPITAL MARKETS, INC.,
        its agent

        By: /s/ Deborah Pfeifer
            Name:Deborah Pfeifer
            Title:Vice President

ACCEPTED AND CONFIRMED as of the date first written:

WELLS FARGO BANK, N.A.
not in its individual capacity but solely as Securities Administrator under the Sale and Servicing Agreement, acting solely as
Auction Administrator on behalf of the Holders
of the Auction Notes

By:  /s/ Carla S. Walker
     Authorized Signatory
     Name:Carla S. Walker
     Title:Vice President

                                                     SCHEDULE
                                                      TO THE
                                                 MASTER AGREEMENT
                                            DATED AS OF July 31, 2007,

                                                      between

                                          THE ROYAL BANK OF SCOTLAND PLC,
                               a company limited by shares under the law of Scotland
                                                    ("Party A")
                                                        and

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION
 not in its individual capacity but solely as Securities Administrator under the Sale and Servicing Agreement (as defined herein), acting as Auction Administrator for the benefit of the Holders of the Auction Notes
                                                    ("Party B")

Part 1 TERMINATION PROVISIONS
       (a)      "Specified Entity" means

                in relation to Party A for the purpose of:

                Section 5(a)(v) (Default under Specified Transaction)             Not Applicable
                Section 5(a)(vi) (Cross Default)                                  Not Applicable
                Section 5(a)(vii) (Bankruptcy)                                    Not Applicable
                Section 5(b)(iv) (Credit Event Upon Merger)                       Not Applicable

                and in relation to Party B for the purpose of:

                Section 5(a)(v) (Default under Specified Transaction)             Not Applicable
                Section 5(a)(vi) (Cross Default)                                  Not Applicable
                Section 5(a)(vii) (Bankruptcy)                                    Not Applicable
                Section 5(b)(iv) (Credit Event Upon Merger)                       Not Applicable

       (b)      "Specified Transaction" will have the meaning assigned in Section 14 of this Agreement.

       (c)      The "Cross-Default" provisions of Section 5(a)(vi)

                will not apply to Party A.

                will not apply to Party B.

       (d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv)

                will not apply to Party A.

                will not apply to Party B.

       (e)      The "Automatic Early Termination" provision of Section 6(a)

                will not apply to Party A.

                will not apply to Party B.

       (f)      Payments on Early  Termination.  For the purpose of Section 6(e) of this  Agreement  but subject to
                Part 5 of this Schedule:

                (i)      Loss will apply.

                (ii)     The Second Method will apply.

       (g)      "Termination Currency" means United States Dollars.

       (h)      Additional Termination Events will apply.

                (i) Regulation AB.  (A) The Depositor still has a reporting obligation with respect to this
                Transaction pursuant to Regulation AB and (B) Party A has not, within 15 Business Days after receipt of a Hedge Disclosure Request complied with the provisions set forth in Part 5(r)(iv)
                below (provided that if the significance percentage reaches 10% or 20%, as applicable, after a
                Hedge Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in Part 5(r)(iv) below within 10 days (or such shorter time period as may be reasonably requested by the Depositor in order to comply with the reporting requirements under Regulation AB)
                of Party A being informed of the significance percentage reaching 10% or 20%, as applicable) or has not, thereafter, complied with the provisions set forth in Part 5(r)(iv) below.  For purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

                (ii) Ratings Downgrade.  If, Party A fails to comply with any of the provisions set forth in Part
                5(o), then an Additional Termination Event shall have occurred with respect to Party A, and Party
                A shall be the sole Affected Party with respect to such Additional Termination Event.

       (i)      The "Breach of Agreement"  provisions of Section 5(a)(ii),  the  "Misrepresentation"  provisions of
                Section 5(a)(iv) and the "Default Under Specified Transaction" provisions of Section 5(a)(v)

                will not apply to Party A.

                will not apply to Party B.

       (j)      The "Bankruptcy"  provisions of Section 5(a)(vii),  the "Merger Without  Assumption"  provisions of
                Section 5(a)(viii),  the "Credit Support Default" provisions of Section 5(a)(iii),  the "Tax Event"
                provisions  of Section  5(b)(ii) and the "Tax Event Upon Merger"  provisions  of Section  5(b)(iii)
                will not apply to Party B.

Part 2 TAX REPRESENTATIONS
       (a)      Payer Tax  Representation  For the purpose of Section 3(e) of this Agreement,  each party will make with respect to itself the following representation:

                It is not required by any applicable law, as modified by the practice of any relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of the  Agreement)  to be  made  by it to the  other  party  under  this  Agreement.  In  making  this representation,  it may rely on (i) the  accuracy  of any  representations  made by the other party pursuant to Section 3(f) of the  Agreement,  (ii) the  satisfaction  of the agreement  contained in
                Section  4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and  effectiveness  of any document provided by the other party  pursuant to Section  4(a)(i) or 4(a)(iii) of the  Agreement  and (iii)
                the  satisfaction  of the agreement of the other party  contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this  representation  where  reliance is placed on clause
                (ii) and the other  party  does not  deliver a form or  document  under  Section  4(a)(iii)  of the
                Agreement by reason of material prejudice to its legal or commercial position.

       (b)      Payee Tax  Representations  For the  purposes  of  Section  3(f),  each party  makes the  following representations:

                (i)      The following representation will apply to Party A:

                         (A)     Party A is a tax resident of the United Kingdom;

                         (B)     Party A is a "foreign  person" within the meaning of the applicable U.S.  Treasury
                                 Regulations  concerning  information  reporting and backup  withholding tax (as in effect on January 1,  2001),  unless  Party A provides  written  notice to Party B that it is no longer a foreign person;

                         (C)     in  respect  of  each  Transaction  Party A  enters  into  through  an  office  or discretionary  agent in the United  States or which  otherwise  is  allocated  (in whole or part) for United  States  federal  income  tax  purposes  to such  United
                                 States  trade or  business,  each  payment  received  or to be received by Party A under such  Transaction (or portion  thereof,  if applicable)  will be effectively connected with its conduct of a trade or business in the United States; and

                         (D)     (D)        in respect  of all other  Transactions  or  portions  thereof,  no such payment  received or to be received by Party A in connection  with this  Agreement is  attributable  to a trade or  business  carried  on by it  through a  permanent establishment in the United States.

                (ii)     The following representation will apply to Party B:

                         It is a national banking  association  established under the laws of the United States and its U.S. taxpayer identification number is 94-1347393.

Part 3 AGREEMENT TO DELIVER DOCUMENTS
For the  purpose  of Section  4(a)(i)  and (ii) of this  Agreement,  each party  agrees to  deliver  the  following documents, as applicable:

       (a)      Tax forms, documents or certificates to be delivered are:

___________________________________________________________________________________________________________________
Party Required To Deliver Document      Form / Document/ Certificate          Date By Which To Be Delivered
___________________________________________________________________________________________________________________
Party A                                 Any form or document required or      Upon reasonable request.
                                        reasonably requested to allow the
                                        other party to make payments under
                                        the Agreement without any deduction
                                        or withholding for or on account of
                                        any Tax, or with such deduction or
                                        withholding at a reduced rate.
___________________________________________________________________________________________________________________
Party B                                 Any form or document required or      (i) Concurrently with the execution
                                        reasonably requested to allow the     and delivery of this Confirmation,
                                        other party to make payments under    and (ii) anytime when the document
                                        the Agreement without any deduction   last delivered is incorrect or
                                        or withholding for or on account of   out-of-date.
                                        any Tax, or with such deduction or
                                        withholding at a reduced rate.
___________________________________________________________________________________________________________________

       (b)      Other documents to be delivered are:

___________________________________________________________________________________________________________________
Party Required To Deliver      Form / Document/            Date By Which To Be           Covered By Section 3(d)
Document                       Certificate                 Delivered                         Representation
___________________________________________________________________________________________________________________
Party A & B                    Incumbency Certificate      Concurrently with the                   Yes
                               (or, if available the       execution and delivery of
                               current authorized          this Agreement unless
                               signature book or           previously delivered and
                               equivalent authorizing      still in full force and
                               documentation) specifying   effect.
                               the names, titles,
                               authority and specimen
                               signatures of the persons
                               authorized to execute the
                               Confirmation which sets
                               forth the specimen
                               signatures of each
                               signatory to the
                               Confirmation signing on
                               its behalf.
___________________________________________________________________________________________________________________
Party A                        its audited annual report   As soon as possible after               Yes
                                                           request.
___________________________________________________________________________________________________________________
Party B                        Copies of all statements    On each Payment Date (as                Yes
                               delivered to the Holders    such term is defined in
                               of the Auction Notes        the Sale and Servicing
                               under the Sale and          Agreement).
                               Servicing Agreement.
___________________________________________________________________________________________________________________
Party B                        Executed copy of the Sale   Concurrently with the                   Yes
                               and Servicing Agreement     execution and delivery of
                               and the Indenture.          this Agreement.
___________________________________________________________________________________________________________________
Party A & B                    Legal opinion(s) with       Concurrently with the                   No
                               respect to such party       execution and delivery of
                               relating to the             this Agreement.
                               enforceability of the
                               party's obligations under
                               this Agreement that is
                               reasonably satisfactory
                               in form and substance to
                               the othr party.
___________________________________________________________________________________________________________________
Party A & B                    Such party's Credit         Concurrently with the                   Yes
                               Support Documents, if any.  execution and delivery of
                                                           this Agreement.
___________________________________________________________________________________________________________________

Part 4 MISCELLANEOUS
       (a)      Addresses For Notices  For the purpose of Section 12(a) of this Agreement:-

                (i)      Notices or  communications  shall,  with respect to a particular  Transaction,  be sent to the address,  telex  number or facsimile  number  reflected  in the  Confirmation  of that
                         Transaction.  In addition (or in the event the  Confirmation  for a  Transaction  does not provide  relevant  Addresses/information  for notice),  with  respect to notices  provided pursuant to Section 5 and 6 of this Agreement, notice shall be provided to:

                         Address for notices or communications to Party A:

                         Address:         600 Steamboat Road
                                          Greenwich, CT  06830
                         Attention:       Legal Department - Derivatives Documentation
                         Phone No.:       203-625-2531/32
                         Facsimile No.:   203-618-2533/34

                         Address for notices or communications to Party B:

                         Address:         Wells Fargo Bank, National Association
                                          9062 Old Annapolis Road
                                          Columbia, MD 21045 - 1951
                         Attention:       Client Manager - Thornburg 2007-3
                         Phone No.:       (410) 884 2000
                         Facsimile No.:   (410) 715 2380

                (ii)     Notices  Section  12(a) is amended by adding in the third  line  thereof  after the phrase
                         "messaging system" and before the ")" the words "; provided,  however,  any such notice or other  communication  may be given by  facsimile  transmission  (it being  agreed that the sender shall verbally confirm receipt with an officer of the receiving party )".

       (b)      Process Agent  For purposes of Section 13(c) of this Agreement:

                Party A appoints as its Process Agent:  Not applicable

                Party B appoints as its Process Agent:  Not applicable

       (c)      Offices  The provisions of Section 10(a) will apply to this Agreement.

       (d)      Multibranch Party  For purpose of Section 10(c) of this Agreement:

                Party A is a Multibranch Party and may act through its London and New York Offices only.

                Party B is not a Multibranch Party.

       (e)      Calculation  Agent Party A; it being understood that,  notwithstanding  anything to the contrary in this  Agreement,  Party A shall be the  Calculation  Agent  irrespective  of  whether  Party A is a
                Defaulting  Party or Affected Party.  Notwithstanding  Section 6(e) of the Agreement,  Party A will be the party entitled to determine Loss.

       (f)      Credit Support Documents  Details of any Credit Support Documents:

                In the case of Party A:  Not Applicable.

                In the case of Party B:  Not Applicable.

       (g)      Credit Support Provider means

                in relation to Party A: Not Applicable; and

                in relation to Party B: Not Applicable

       (h)      Governing Law This Agreement  will be governed by and construed in accordance  with the laws of the
                State of New York  (without  reference to  conflicts  of law  doctrine  other than New York General
                Obligations Law Sections 5-1401 and 5-1402).

       (i)      Netting  of  Payments  Sub-paragraph  (ii) of  Section  2(c) of this  Agreement  will  apply to all
                Transactions hereunder, unless otherwise provided in the relevant Confirmation(s).

       (j)      "Affiliate" will have the meaning specified in Section 14.

Part 5 OTHER PROVISIONS

       (a)      ISDA  Definitions  Incorporated by Reference The  definitions and provisions  contained in the 2000
                ISDA Definitions,  as published by the International Swaps and Derivatives  Association,  Inc., are
                incorporated  herein,  and  the  version  of the  Annex  to  the  2000  ISDA  Definitions  that  is incorporated  herein is the June 2000 version  (collectively,  the  "Definitions").  Any terms used and not otherwise  defined herein which are contained in the Definitions shall have the meaning set forth therein.  In the event of any conflict  between the Definitions and any other  ISDA-published definitions  referenced in a Confirmation,  such  Confirmation and the  ISDA-published  definitions referred to therein shall  control for purposes of the  particular  Transaction.  For the avoidance of doubt,  any  reference to a "Swap  Transaction",  if any, in the  Definitions  is deemed to be a reference to a "Transaction"  for the purpose of interpreting  this Agreement or any  Confirmation, and any  reference  to a  "Transaction"  in this  Agreement or any  Confirmation  is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the Definitions.

       (b)      Other  Defined  Terms Terms used and not defined in this  Agreement  or in the  Definitions,  shall have the respective meanings ascribed to such terms in the Auction  Administration  Agreement dated as of July 31,  2007 (the  "Auction  Administration  Agreement"),  between  Party A and Party B, as
                Auction Administrator,  and if not defined therein, in the Sale and Servicing Agreement dated as of
                July 1, 2007,  among  Structured  Asset  Mortgage  Investments  II Inc.,  as  Depositor,  Thornburg
                Mortgage Home Loans,  Inc., as Initial Seller and Sponsor,  Thornburg  Mortgage  Funding,  Inc., as
                Seller,  Wells Fargo Bank, N.A., as Master Servicer and Securities  Administrator  (the "Securities
                Administrator"),  LaSalle Bank  National  Association,  as  Indenture  Trustee and  Custodian  (the
                "Indenture  Trustee"),  and Thornburg  Mortgage  Securities Trust 2007-3 (the "Trust"),  (the "Sale
                and Servicing  Agreement") with respect to the Thornburg Mortgage  Securities Trust 2007-3 Mortgage
                Backed-Notes,  Series 2007-3 or the  Indenture  dated as of July 1, 2007 (the  "Indenture"),  among the Trust, the Indenture Trustee and the Securities Administrator.

       (c)      No Set-Off Notwithstanding  anything to the contrary in this Agreement,  all payments shall be made without any Set-Off.

       (d)      Condition  Precedent The condition  precedent  specified in Section  2(a)(iii)(1) of this Agreement does not apply to a payment or delivery  owing by a party if the other  party shall have  satisfied in full all its payment and delivery  obligations under Section 2(a)(i) of this Agreement and shall at the  relevant  time  have no  future  payment  or  delivery  obligations,  whether  absolute  or contingent, under Section 2(a)(i).

       (e)      Additional  Representations  Section 3 is hereby amended by adding at the end thereof the following subparagraphs:

                (g)      "No Agency In case of Party A, it is  entering  into this  Agreement,  any Credit  Support
                         Document  and  any  other  document  relating  to  this  Agreement  and  each  Transaction hereunder as principal  and not as agent or in any capacity,  fiduciary or otherwise,  and no other person has an interest  herein,  and in case of Party B, it is entering into this
                         Agreement,  any Credit Support Document and any other document  relating to this Agreement and each  Transaction  hereunder  solely as agent for the Holders of the Auction Notes (as such term is defined in the Auction  Administration  Agreement and as authorized therein), and no other person, other than the Holders of the Auction Notes, has an interest herein.

                (h)      Legal and  Beneficial  Owner It will be the legal and  beneficial  owner of any securities it is required to deliver  under this  Agreement and any  Transaction  at the time of each delivery,  free  from  all  liens,  charges,  equities,  rights  of  pre-emption  or other security interests or encumbrances  whatsoever,  unless otherwise  expressly provided in a
                         Confirmation  for a  Transaction,  and such  securities  will not  constitute  "restricted securities" or "control stock" under the Securities Act (as defined below).

                (i)      US Federal Securities Laws  Each party represents to the other party that:

                         (i)      It is a "qualified  institutional buyer" as defined in Rule 144A under the United
                                  States Securities Act of 1933, as amended (the "Securities Act"); and

                         (ii)     It understands that certain  Transactions  under the Agreement may constitute the
                                  purchase  or  sale  of   "securities"  as  defined  in  the  Securities  Act  and
                                  understands  that any such purchase or sale of securities  will not be registered under the Securities  Act and that any such  Securities  Transactions  may not be reoffered, resold, pledged,  sub-participated or otherwise transferred except (x)
                                  in  accordance  with the  Agreement,  (y) pursuant to an  effective  registration statement  under  the  Securities  Act  or  pursuant  to an  exemption  from  the registration  requirements  of the Securities Act and (z) in accordance  with any applicable securities laws of any state of the United States.

                (j)      Financial  Institution  Status  In the case of Party A, it is a  "financial  institution", in  that  it  engages,  will  engage  and  holds  itself  out as  engaging  in  "financial contracts," as a counterparty  on both sides of one or more  "financial  markets" (as such quoted  terms are defined in  Regulation  EE of the US Federal  Reserve  Board,  12 C.F.R.
                         Part  231) and it  fulfills  at least  one of the  quantitative  tests  contained  in such
                         Regulation EE (12 C.F.R. §231(a)(1) or (a)(2))."

       (f)      Swap  Exemption  Each party hereto  represents  to the other party on and as of the date hereof and on each  date on  which a  Transaction  is  entered  into  between  them  hereunder,  that it is an
                "eligible  contract  participant"  as defined in Section  1a(12) of the Commodity  Exchange Act, as
                amended.

       (g)      Relationship  between  Parties In connection  with the  negotiation  of, the entering into, of this
                Agreement,  and any other  documentation  relating to this Agreement to which it is a party or that it is required by this Agreement to deliver,  each party hereby  represents  and warrants,  and, in connection  with the negotiation of, the entering into, and the confirming of the execution of each
                Transaction,  each party will be deemed to represent, to the other party as of the date hereof (or, in connection  with any  Transaction,  as of the date which it enters into such  Transaction)  that
                (absent a written agreement between the parties that expressly imposes  affirmative  obligations to the contrary for that Transaction and in accordance with Section 3(g)):

                (i)      Non-Reliance  It is  acting  for its own  account,  and it has  made  its own  independent decisions  to  enter  into  that  Transaction  and  as  to  whether  that  Transaction  is appropriate  or  proper  for it based  upon its own  judgment  and upon  advice  from such advisers as it has deemed necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter into that
                         Transaction;  it being understood that  information and explanations  related to the terms and  conditions  of  a  Transaction  shall  not  be  considered  investment  advice  or  a recommendation  to  enter  into  that  Transaction.  No  communication  (written  or oral)
                         received  from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of that Transaction.

                (ii)     Assessment and  Understanding  It is capable of assessing the merits of and  understanding
                         (on its own  behalf or through  independent  professional  advice),  and  understands  and accepts,  the  terms,  conditions  and risks of that  Transaction.  It is also  capable of assuming,  and  assumes,  the  risks  of  that  Transaction.  It  has  determined  to  its satisfaction  whether or not the  rates,  prices or amounts  and other  economic  terms of each  Transaction  and the  indicative  quotations  (if any)  provided  by the other party reflect those in the relevant market for similar  transactions,  and all trading decisions have been the result of arm's length negotiations between the parties.

                (iii)    Status of Parties  The other  party is not acting as a  fiduciary  for or an adviser to it in respect of that Transaction.

                (iv)     Related  Transactions  It is  aware  that  each  other  party  to this  Agreement  and its
                         Affiliates may from time to time (A) take  positions in instruments  that are identical or economically  related  to a  Transaction  or (B)  have  an  investment  banking  or  other commercial relationship with the issuer of an instrument underlying a Transaction.

       (h)      Additional  Representations  of  Party B Party B  hereby  acknowledges  and  agrees  that  (i) with respect to this Agreement and each  Transaction,  Party B will maintain,  and be in full compliance with,  all  operative and  constituent  documents of Party B, and (ii) each  Transaction  will also comply in all respects with all applicable laws, rules, regulations,  interpretations,  guidelines, procedures,  and policies of applicable  governmental and regulatory  authorities affecting Party B or the performance of its obligations hereunder.

       (i)      Confidential  Information Each party may share any information  concerning the other party with any of its Affiliates.

       (j)      Waiver of Jury  Trial EACH PARTY  HEREBY  IRREVOCABLY  WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN
                ANY PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

       (k)      Consent to Telephonic  Recording Each party hereto consents to the monitoring or recording,  at any time and from time to time,  by the other  party of the  telephone  conversations  of  trading  and marketing  personnel of the parties and their  authorized  representatives  in connection with this
                Agreement or any Transaction or potential  Transaction;  and the parties,  waive any further notice of such  monitoring or recording  and agree to give proper notice and obtain any necessary  consent of such personnel or any such monitoring or recording.

       (l)      Agency Role of  Greenwich  Capital  Markets,  Inc. In  connection  with this  Agreement,  Greenwich
                Capital  Markets,  Inc. has acted as agent on behalf of Party A. Greenwich  Capital  Markets,  Inc.
                has not  guaranteed  and is not otherwise  responsible  for the  obligations  of Party A under this
                Agreement.

       (m)      Proceedings.  Party A shall not institute  against or cause any other person to institute  against, or join any  other  person  in  instituting  against  the  Trust  any  bankruptcy,  reorganization, arrangement,  insolvency or  liquidation  proceedings,  or other  proceedings  under any federal or state bankruptcy,  dissolution or similar law, for a period of one year and one day (or, if longer, the applicable  preference period) following  indefeasible  payment in full of the Notes,  provided that  nothing  herein shall  preclude,  or be deemed to estop Party A from taking any action in any case or proceeding  voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding  after it has been  commenced.  This provision  will survive the  termination of this Agreement.

       (n)      Notice of  Transfer  or  Amendment  Party A and Party B  acknowledge  and  agree to  provide  prior written  notice  to the  Rating  Agencies  (as such  term is  defined  in the  Pool  and  Servicing
                Agreement) of any transfer or amendment of this Agreement or any Confirmation.

       (o)      Ratings Event

                (i)      (i)        If (1) the  short-term  unsecured  debt rating of Party A is at any time not at least "P-1"  (without  regard to whether such rating may be on negative  watch) by Moody's
                         Investors Service,  Inc.  ("Moody's"),  (2) the long-term unsecured debt rating of Party A is at any time not at  least  "A2"  (without  regard  to  whether  such  rating  may be on negative  watch) by Moody's,  (3) if Party A has a short-term  unsecured  debt rating from
                         Standard  and Poor's  Ratings  Service,  a division  of The  McGraw-Hill  Companies,  Inc.
                         ("S&P"),  such  rating is at any time not at least "A-1" or (4) if Party A does not have a short-term  unsecured  debt rating from S&P, the long-term  unsecured debt rating of Party
                         A from S&P is at any time not at least "A+" (such  occurrence,  a "Ratings Event" and such ratings the "Approved  Ratings  Threshold"),  Party A shall within 30 days of such Ratings
                         Event, at its own cost and subject to the Rating Agency  Condition,  either (A) assign all its rights and  obligations  under this Agreement to a substitute  party selected by Party
                         A who meets or exceeds (or whose Credit  Support  Provider  meets or exceeds) the Approved
                         Ratings  Threshold,  (B) obtain a guaranty of another person selected by Party A who meets or  exceeds  the  Approved  Ratings  Threshold  or (C)  deliver  collateral,  in an amount sufficient  to  maintain  the  then-current  ratings of the  Auction  Notes  pursuant to a
                         Credit Support  Annex.

                (ii)     (ii)       Notwithstanding  anything  to the  contrary  in  this  Part  5(o),  if (1)  the short-term  unsecured  debt rating of Party A is at any time not at least  "P-2"  (without regard to whether  such rating may be on negative  watch) by  Moody's,  (2) the  long-term unsecured  debt  rating  of Party A is at any time not at least  "A3"  (without  regard to whether such rating may be on negative watch) by Moody's,  or (3) the long-term  unsecured debt  rating  of  Party A is at any time not at  least  "BBB-"  by S&P (or is  withdrawn),
                         Party A shall at its own  expenses  and  subject  to the  Rating  Agency  Condition,  with respect to S&P only,  comply with clause (A) or (B) above of Part 5(o)(i)  within ten (10)
                         days.

                (iii)    For purposes of this  Agreement,  "Rating  Agency  Condition"  means,  with respect to any particular  proposed act or omission to act hereunder  that the party acting or failing to act must  consult  with S&P and Moody's and receive  from S&P and Moody's a prior  written confirmation  that the  proposed  action  or  inaction  would  not  cause a  downgrade  or withdrawal of the then-current rating of the Auction Notes.

       (p)      Transfer  Notwithstanding  Section 7 of this Agreement and subject to the Rating Agency  Condition,
                Party A and any  applicable  Credit  Support  Provider  shall  have  the  right to  transfer  their respective  rights and  obligations  hereunder  to a  substitute  counterparty  provided  that such substitute  counterparty (or such substitute  counterparty's  Credit Support Provider) shall have a credit rating of its long-term  debt  obligations no lower than the current rating of the long-term debt obligations of Party A.

       (q)      Additional  Information.  Party A hereby agrees to cooperate in a  commercially  reasonable  manner with any requests from Party B to provide any information  required pursuant to Regulation AB under the Securities  Act of 1933.  The parties  hereby agree,  that if Party A, acting in a commercially reasonable manner, cannot comply with a request by Party B for such additional  information,  Party
                A shall transfer its rights and obligations hereunder to a transferee pursuant to Part 5(p) above.

       (r)      Compliance with Regulation AB.

                (i)        Party A acknowledges  that for so long as there are reporting  obligations  with respect to this  Transaction  under  Regulation AB  ("Regulation  AB") under the Securities Act of 1933, as amended,  and the  Securities  Exchange Act of 1934, as amended (the "1934 Act"),  the Depositor is required under Regulation AB, to disclose certain  information set forth in Regulation AB regarding
                Party  A  or  its  group  of  affiliated  entities,  if  applicable,  depending  on  the  aggregate
                "significance  percentage" of this Agreement and any other derivative  contracts between Party A or its group of affiliated  entities,  if applicable,  and Party B, as calculated from time to time in accordance  with Item 1115 of Regulation  AB, such  determination  of the  significance  percentage shall be in the Depositor's sole discretion, exercised reasonably and in good faith.

                (ii)       Subject to the  provisions  of clause  (iii) below,  and so long as there are  reporting obligations  with respect to this  Transaction  under  Regulation AB, if the Depositor  determines, reasonably  and in good faith,  that the aggregate  significance  percentage of this  Agreement has increased to nine (9) percent,  then the Depositor may request from Party A (such request, a "Hedge
                Disclosure  Request") on the date of such determination from Party A the same information set forth in Item 1115(b) of Regulation AB (such requested information,  subject to the last sentence of this paragraph,  the "Hedge  Financial  Disclosure")  that would have been required if the  significance percentage had in fact  increased to ten (10) percent.  Party B, the Depositor or any of its agents shall provide  Party A with the  calculations  and any other  information  reasonably  requested by
                Party A with respect to the Depositor's  determination  that led to the Hedge  Disclosure  Request.
                The parties hereto  further agree that the Hedge  Financial  Disclosure  provided to meet the Hedge
                Disclosure  Request may be, solely at Party A's option,  either the  information  set forth in Item
                1115(b)(1) or Item 1115(b)(2) of Regulation AB.

                (iii)      So long as there are  reporting  obligations  with  respect  to this  Transaction  under
                Regulation  AB, if the  Depositor  determines,  reasonably  and in good faith,  that the  aggregate significance  percentage  of this  Agreement  has  increased  to eighteen  (18)  percent,  then the
                Depositor may make a Hedge  Disclosure  Request to Party A on the date of such  determination  from
                Party  A for  Hedge  Financial  Disclosure  that  would  have  been  required  if the  significance percentage  had in fact  increased  to twenty  (20)  percent  (and,  accordingly,  consists  of the information  set forth in Item  1115(b)(2) of Regulation  AB). Party B, the Depositor or any of its
                agents shall provide Party A with the calculations and any other information  reasonably  requested by Party A with respect to the Depositor's  determination that led to the Hedge Disclosure Request, provided that such  determination of the  significance  percentage shall be in the Depositor's sole discretion, exercised reasonably and in good faith.

                (iv)       Upon the  occurrence of a Hedge  Disclosure  Event,  Party A, at its own expense,  shall
                (1)(a)  either (i) provide to the  Depositor  the current  Hedge  Financial  Disclosure in an EDGAR compatible  format (for example,  such  information may be provided in Microsoft Word® or Microsoft
                Excel®  format  but not in .pdf  format)  or (ii)  provide  written  consent  to the  Depositor  to incorporation  by reference  of such current  Hedge  Financial  Disclosure  that are filed with the
                Securities and Exchange  Commission in the reports of the Trust filed pursuant to the 1934 Act, (b)
                if applicable,  cause its outside accounting firm to provide its consent to filing or incorporation by reference  of such  accounting  firm's  report  relating to their  audits of such current  Hedge
                Financial  Disclosure  in the 1934 Act Reports of the  Depositor,  and (c) provide to the Depositor any updated  Hedge  Financial  Disclosure  with respect to Party A or any entity that  consolidates
                Party A within five Business Days of the release of any such updated  Hedge  Financial  Disclosure;
                (2) secure  another  entity to replace  Party A as party to this  Agreement on terms  substantially similar to this Agreement and subject to prior  notification  to the Rating  Agencies,  such entity
                (or a guarantor  therefor) meets or exceeds the Approved Rating Thresholds and satisfies the Rating
                Agency  Condition  and  such  entity  is able to  comply  with  the  requirements  of Item  1115 of
                Regulation  AB, (3) obtain a guaranty of Party A's  obligations  under this  Agreement,  subject to
                Rating  Agency  Condition,  from an affiliate of Party A that is able to comply with the  financial information  disclosure  requirements of Item 1115 of Regulation AB, such that disclosure  provided in respect of the affiliate  will satisfy any  disclosure  requirements  applicable to Party A, and cause such affiliate to provide Hedge  Financial  Disclosure,  or (4) post  collateral that will be sufficient  to reduce the  "significance  percentage"  as defined  under Item 1115 of Regulation AB such that no information that would otherwise have constituted  Hedge Financial  Disclosure will be required  to be filed  with,  or  incorporated  by  reference  into,  the 1934 Act  reports  of the
                Depositor  pursuant to Item 1115 of  Regulation  AB. If  permitted by  Regulation  AB, any required
                Hedge  Financial  Disclosure  may be provided by  incorporation  by reference  from  reports  filed pursuant to the 1934 Act.

                (v)        The parties  agree that the Depositor  and  Thornburg  Mortgage Home Loans,  Inc. in its
                capacity as sponsor,  are third-party  beneficiaries to Party A's undertakings under this paragraph
                (r).

        (s)     Amendment.  Notwithstanding  any  provision  to the  contrary  in  this  Agreement,  no  amendment, modification  or waiver of either this Agreement or any  Transaction  under this Agreement shall be permitted by either  party  unless each of the Rating  Agencies  has been  provided  prior  written notice of the same and S&P confirms in writing  (including by facsimile  transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Notes.

        (t)     Moody's  Notifications.  Notwithstanding  any other  provision of this  agreement,  this  Agreement shall not be amended, no Early Termination Date shall be effectively  designated by Party B, and no transfer of any rights or obligations  under this  Agreement  shall be made unless Moody's has been given prior written notice of such amendment, designation or transfer.

                                       [Signature Page Immediately Follows]

In Witness  Whereof,  Party A and Party B have caused this  Schedule to be duly  executed as its act and deed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC

By:   Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
      Name:Deborah Pfeifer
      Title:Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities
Administrator under the Sale and Servicing Agreement, acting as Auction Administrator on behalf of the Holders of the
Auction Notes

By    /s/ Carla S. Walker
      Name:Carla S. Walker
      Title:Vice President